                                                EXHIBIT 25(i)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25 day of March, 1994.




                                        /s/ Alan L. Wurtzel
                                             (Signature)

                                           Alan L. Wurtzel
                                        (Print or type name)

                                                EXHIBIT 25(ii)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25th day of March, 1994.




                                       /s/ Richard L. Sharp
                                            (Signature)


                                          Richard L. Sharp
                                        (Print or type name)

                                                EXHIBIT 25(iii)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25th day of March, 1994.




                                       /s/ Michael T. Chalifoux
                                             (Signature)


                                         Michael T. Chalifoux
                                         (Print or type name)

                                                EXHIBIT 25(iv)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 25th day of March, 1994.




                                       /s/ Richard N. Cooper
                                             (Signature)


                                          Richard N. Cooper
                                        (Print or type name)

                                                EXHIBIT 25(v)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 18 day of March, 1994.




                                       /s/ Douglas D. Drysdale
                                             (Signature)


                                         Douglas D. Drysdale
                                        (Print or type name)

                                                EXHIBIT 25(vi)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 21 day of March, 1994.




                                       /s/ Barbara S. Feigin
                                             (Signature)


                                         Barbara S. Feigin
                                        (Print or type name)

                                                EXHIBIT 25(vii)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 22 day of March, 1994.




                                     /s/ Theodore D. Neirenberg
                                             (Signature)


                                        Theodore D. Nierenberg
                                         (Print or type name)

                                                EXHIBIT 25(viii)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 23 day of March, 1994.




                                         /s/ Norman Ricken
                                             (Signature)


                                            Norman Ricken
                                         (Print or type name)

                                                EXHIBIT 25(ix)









                    THIS PAGE INTENTIONALLY LEFT BLANK

                                                EXHIBIT 25(x)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17 day of March, 1994.




                                        /s/ Edward Villanueva
                                             (Signature)


                                           Edward Villanueva
                                         (Print or type name)

                                                EXHIBIT 25(xi)


                                   POWER OF ATTORNEY


             The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his attorney-in-fact, with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of an additional 1,000,000 shares of Common Stock of the Company and an equal number of rights to purchase preferred shares, Series E, to be sold by the Company pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan, as Amended and Restated April 19, 1988 (the "Stock Purchase Plan") and the updating of Registration Statements Nos. 2-94975, 33-21439, 33-36650 and 33-39039 which cover shares previously registered for issuance pursuant to the Stock Purchase Plan; such documents being:
          Registration Statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

             IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 17 day of March, 1994.




                                        /s/ Keith D. Browning
                                              (Signature)


                                          Keith D. Browning
                                         (Print or type name)